UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):   January 15, 2004
                                                          ----------------


                   Bank of America, National Association (USA)
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)
            (Originator of the NationsBank Credit Card Master Trust)


          United  States  of  America             33-69572
          ---------------------------          -----------
51-0313900
      ----

          (State  or  other          (Commission          (I.R.S.  Employer
          jurisdiction  of          File Number)          Identification Number)
          incorporation)


                             1825 East Buckeye Road
                             Phoenix, Arizona  85034

                    (Address of principal executive offices)
                    ----------------------------------------


      (Registrant's telephone number, including area code):  (704) 388-1254
                                                             --------------





                                  Page 1 of 10

Item  5.         Other  Events
                 -------------
          The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.

Item 7.         Financial Statement, Pro Forma Financial Statements and Exhibits
                ----------------------------------------------------------------


     (c)       Exhibits.

          99A     Monthly  Certificateholder's  Statement  --
               NationsBank  Credit  Card  Master  Trust
               $500,000,000  Class  A  6.0%  Asset  Backed
               Certificates,  Series  1993-2

          99B     Monthly  Certificateholder's  Statement  --
               NationsBank  Credit  Card  Master  Trust
               $31,915,000  Class  B  6.25%  Asset  Backed
               Certificates,  Series  1993-2


























                                  Page 2 of 10

                                    SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.




                   Bank of America, National Association (USA)
                   -------------------------------------------
                                  (Registrant)





          Dated:   January  15,  2004
                   ------------------





          By:  /s/   Brian  P.  Sterling
               -------------------------
          Name:  Brian  P.  Sterling
          Title:     Vice  President
                         (Duly  Authorized  Officer)


















                                  Page 3 of 10
                                INDEX TO EXHIBITS
                               ------------------

                                                    Sequentially
              Exhibit                                     Numbered
            Number          Exhibit                             Page
            ------          -------                         --------


     99A     Monthly  Certificateholder's  Statement  --
Exhibit  99
          NationsBank  Credit  Card  Master  Trust                         A & B
          $500,000,000  Class  A  6.0% Asset Backed                         5-10
          Certificates,  Series  1993-2



     99B     Monthly  Certificateholder's  Statement  --
Exhibit  99
          NationsBank  Credit  Card  Master  Trust                         A & B
          $31,915,000  Class  B  6.25% Asset Backed                         5-10
          Certificates,  Series  1993-2
























                                  Page 4 of 10